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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         The Select Sector SPDR(R) Trust
             (Exact name of registrant as specified in its charter)

                                                            See Below
              Massachusetts                      (I.R.S. Employer Identification
(State of incorporation or  organization)                    number)

One Lincoln Street, Boston, Massachusetts                      02111
 (Address of principal executive offices)                   (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

            TITLE OF EACH CLASS                      NAME OF THE EXCHANGE ON              I.R.S. EMPLOYER
            TO BE SO REGISTERED              WHICH EACH CLASS IS TO BE SO REGISTERED   IDENTIFICATION NUMBER
------------------------------------------   ---------------------------------------   ---------------------
The Consumer Discretionary Select Sector
   SPDR(R) Fund                                          NYSE Arca, Inc.                     04-3437407
The Consumer Staples Select Sector SPDR(R)
   Fund                                                  NYSE Arca, Inc.                     04-3437406
The Energy Select Sector SPDR(R) Fund                    NYSE Arca, Inc.                     04-3437408
The Financial Select Sector SPDR(R) Fund                 NYSE Arca, Inc.                     04-3437410
The Health Care Select Sector SPDR(R) Fund               NYSE Arca, Inc.                     04-3437403
The Industrial Select Sector SPDR(R) Fund                NYSE Arca, Inc.                     04-3437401
The Materials Select Sector SPDR(R) Fund                 NYSE Arca, Inc.                     04-3437400
The Technology Select Sector SPDR(R) Fund                NYSE Arca, Inc.                     04-3437402
The Utilities Select Sector SPDR(R) Fund                 NYSE Arca, Inc.                     04-3437413

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ ]

Securities Act registration statement file number to which this form relates:
333-57791

Securities to be registered pursuant to Section 12(g) of the Act: None

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Item 1. Description of Registrant's Securities to be Registered

A description of the shares of beneficial interest, $0.01 par value ("Shares"), of each of the Funds listed above (each a "Fund"), is set forth in the registrant's Registration Statement on Form N-1A, as amended ("Registration Statement") (Securities Act file number 333-57791; Investment Company Act file number 811-08837), as filed with the Securities and Exchange Commission, which description is incorporated herein by reference. Any form of supplement to the Registration Statement that is subsequently filed that relates to a Fund is hereby also incorporated by reference herein.

Item 2. Exhibits

(a)(1) Registrant's Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a)(iii) to the registrant's Registration Statement on Form N-1A.

(a)(2) Registrant's Amendment to the Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a)(iv) to the registrant's Registration Statement on Form N-1A.

(b) Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b)(ii) to the registrant's Registration Statement on Form N-1A.

(c) Registrant's Form of Global Certificate, incorporated herein by reference to Exhibit 4 to pre-effective amendment No. 2 to the registrant's Registration Statement on Form N-1A.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

THE SELECT SECTOR SPDR TRUST


By: /s/ Ryan M. Louvar
    --------------------------------
    Ryan M. Louvar
    Secretary

Date: October 29, 2008